Triple Crown Variable Annuity

Variable Account D of Union Security Insurance Company

Supplement dated October 1, 2025 to the variable annuity prospectus Dated May 1, 2025

The adviser for Federated Hermes Kaufmann Fund II is updated as follows:

Fund and Adviser/Subadviser
Federated Hermes Kaufmann Fund II Adviser: Federated Global Investment Management Corp.

This supplement should be retained for future reference.